UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2014

The TJX Companies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-4908	04-2207613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Cochituate Road, Framingham, MA	01701
(Address of Principal Executive Offices)	(Zip Code)

(508) 390-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 5, 2014, The TJX Companies, Inc. (the “Company”) completed the issuance and sale of $750,000,000 aggregate principal amount of 2.750% Notes due 2021 (the “Notes”). The Notes were issued pursuant to an Indenture dated April 2, 2009 between the Company and U.S. Bank National Association (the “Trustee”), as supplemented by the Fourth Supplemental Indenture, dated as of June 5, 2014, between the Company and the Trustee (the “Fourth Supplemental Indenture,” and collectively the “Indenture”). The Notes were issued through an underwriting agreement (the “Underwriting Agreement”) between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule 1 thereto, dated as of June 2, 2014.

The Notes were registered pursuant to a registration statement on Form S-3 (No. 333-188192) (the “Registration Statement”). In order to furnish certain exhibits for incorporation by reference into the Registration Statement, the Company is filing the Underwriting Agreement, the Fourth Supplemental Indenture, and the opinion of Ropes & Gray LLP relating to the validity of the Notes as exhibits to this filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description

1.1	Underwriting Agreement, dated as of June 2, 2014 by and among The TJX Companies, Inc., as issuer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule 1 thereto.

4.1	Indenture dated April 2, 2009 between The TJX Companies, Inc. and U.S. Bank National Association, as Trustee, incorporated by reference to Exhibit 4.1 as filed with the Company’s Registration Statement on Form S-3, filed April 2, 2009.

4.2	Fourth Supplemental Indenture, dated as of June 5, 2014 by and between The TJX Companies, Inc. and U.S. Bank National Association, as Trustee, including the form of Global Note attached as Annex A thereto.

5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.

Date: June 5, 2014	By:	/s/ Scott Goldenberg
		Name:	Scott Goldenberg
		Title:	Chief Financial Officer and Senior Executive Vice President

EXHIBIT INDEX

No.	Description

1.1	Underwriting Agreement, dated as of June 2, 2014 by and among The TJX Companies, Inc., as issuer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule 1 thereto.

4.1	Indenture dated April 2, 2009 between The TJX Companies, Inc. and U.S. Bank National Association, as Trustee, incorporated by reference to Exhibit 4.1 as filed with the Company’s Registration Statement on Form S-3, filed April 2, 2009.

4.2	Fourth Supplemental Indenture, dated as of June 5, 2014 by and between The TJX Companies, Inc. and U.S. Bank National Association, as Trustee, including the form of Global Note attached as Annex A thereto.

5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).